Exhibit 10(g)(1)

EXTENSION REQUEST

November 28, 2012

Citibank, N.A., as Administrative Agent

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndications Department

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Pursuant to Section 2.21 of the Credit Agreement, Alcoa hereby requests that the Initial Scheduled Maturity Date be extended to July 25, 2017 (the “First Extended Maturity Date”).

Alcoa also requests that each Lender waives satisfaction of the timing requirements to the effectiveness of the First Extension set forth in Section 2.21 to the extent that it requires Alcoa to request an extension of the Initial Scheduled Maturity Date by written notice to the Administrative Agent at least forty-five (45) days prior to the one year anniversary of the Effective Date.

Alcoa agrees to pay each Lender that agrees to extend its Commitments to the First Extended Maturity Date an upfront fee in the amount of 0.05% of the amount of such extending Lender’s Commitments as of the date such Lender agrees to so extend its Commitments, such fee being earned, due and payable as of such date.

Alcoa also requests that the Credit Agreement be amended by deleting (i) “, including but not limited to the support of Alcoa’s Commercial Paper program” from the second WHEREAS clause in the preamble thereto, (ii) the entirety of the “Commercial Paper” definition from Section 1.01 thereof and (iii) “, including but not limited to the support of Alcoa’s Commercial Paper program” from Section 3.16(b) thereof.

Alcoa hereby represents and warrants that the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case they shall be true and correct in all material respects as of such earlier date) and that no Event of Default or Default has occurred and is continuing.

[signature page follows]

ALCOA INC.

By:	/s/ Peter Hong
Name: Peter Hong
Title: Vice President and Treasurer

CONSENT TO EXTENSION REQUEST

December 7, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, CITIBANK, N.A.

By	/s/ Carolyn Kee
Name: Carolyn Kee
Title: Vice President

CONSENT TO EXTENSION REQUEST

December 4, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, JPMORGAN CHASE BANK, N.A.

By	/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By	/s/ Ravneet Mumick
Name: Ravneet Mumick
Title: Director

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, BNP PARIBAS

By	/s/ Claudia Zarate
Name: Claudia Zarate
Title: Director

By	/s/ Allan Fordyce
Name: Allan Fordyce
Title: Managing Director

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Alain Daoust
Name: Alain Daoust
Title: Director

By	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, GOLDMAN SACHS BANK USA

By	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, ROYAL BANK OF CANADA

By	/s/ James Parisi
Name: James Parisi
Title: Authorized Signatory

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Our consent is subject to receipt of payment by us of the fees described in the Extension Request and to the occurrence of the Extended Maturity Effective Date not later than December 31, 2012.

The terms of this letter agreement shall be governed by the laws of the State of New York.

Very truly yours, THE ROYAL BANK OF SCOTLAND PLC

By	/s/ Jonathan Lasner
Name: Jonathan Lasner
Title: Director

CONSENT TO EXTENSION REQUEST

December 3, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof. This consent is subject to (i) satisfactory documentation, (ii) closing within 30 calendar days from the date hereof, and (iii) our receipt on the closing date of an extension fee equal to 5 basis points.

Very truly yours, MORGAN STANLEY BANK, N.A.

By	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 19, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein.

Very truly yours, THE BANK OF NEW YORK MELLON

By	/s/ William M. Feathers
Name: William M. Feathers
Title: Vice President

CONSENT TO EXTENSION REQUEST

November 30, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By	/s/ Luca Sacchi
Name: Luca Sacchi
Title: Executive Director

By	/s/ Paul A. Rodriguez
Name: Paul A. Rodriguez
Title: Vice President

CONSENT TO EXTENSION REQUEST

November 27, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 19, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein.

Very truly yours, U.S. BANK NATIONAL ASSOCIATION

By	/s/ Kenneth R. Fieler
Name: Kenneth R. Fieler
Title: Vice President

CONSENT TO EXTENSION REQUEST

December 7, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, WESTPAC BANKING CORPORATION

By	/s/ Henrik Jensen
Name: Henrik Jensen
Title: Director

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, BANCO BRADESCO S.A.

By	/s/ Maísa de Oliveíra
Name: Maísa de Oliveíra
Title: Manager

By	/s/ Mauro Lopes
Name: Mauro Lopes
Title: Manager

CONSENT TO EXTENSION REQUEST

December 7, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 19, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein.

Very truly yours, CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By	/s/ Michael Madnick
Name: Michael Madnick
Title: Managing Director

By	/s/ Brad Matthews
Name: Brad Matthews
Title: Vice President

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, INTESA SANPAOLO S.p.A. – NEW YORK BRANCH

By	/s/ John J. Michalisin
Name: John J. Michalisin
Title: First Vice President

By	/s/ William S. Denton
Name: William S. Denton
Title: Global Relationship Manager

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, LLOYDS TSB BANK PLC NEW YORK BRANCH

By	/s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President

By	/s/ Dennis McClellan
Name: Dennis McClellan
Title: Assistant Vice President

CONSENT TO EXTENSION REQUEST

December 3, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, SUMITOMO MITSUI BANKING CORPORATION

By	/s/ Shuji Yabe
Name: Shuji Yabe Title: Managing Director

CONSENT TO EXTENSION REQUEST

November 29, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, BANK OF CHINA, NEW YORK BRANCH

By	/s/ Dong Yuan
Name: Dong Yuan Title: Executive Vice President

CONSENT TO EXTENSION REQUEST

January 8, 2013

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, CHINA MERCHANTS BANK, NEW YORK BRANCH

By	/s/ Andrew Xuejun Mao
Name: Andrew Xuejun Mao Title: Assistant General Manager

By	/s/ Hui Fang
Name: Hui Fang Title: General Manager

CONSENT TO EXTENSION REQUEST

December 7, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, THE NORTHERN TRUST COMPANY

By	/s/ Daniel J. Boote
Name: Daniel J. Boote Title: Senior Vice President

CONSENT TO EXTENSION REQUEST

December 4, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED NEW YORK BRANCH

By	/s/ Mr. Mingqiang Bi
Name: Mr. Mingqiang Bi Title: General Manager

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, PNC BANK, NATIONAL ASSOCIATION

By	/s/ Brett R. Schweikle
Name: Brett R. Schweikle Title: Senior Vice President

CONSENT TO EXTENSION REQUEST

December 4, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 19, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein.

Very truly yours, STANDARD CHARTERED BANK

By	/s/ Johanna Minaya
Name: Johanna Minaya Title: Associate Director

By	/s/ Robert K. Reddington
Name: Robert K. Reddington Title: Credit Documentation Manager

CONSENT TO EXTENSION REQUEST

December 5, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, SOCIETE GENERALE

By	/s/ Linda Tam
Name: Linda Tam Title: Director

CONSENT TO EXTENSION REQUEST

December 3, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, RIYAD BANK, HOUSTON AGENCY

By	/s/ William B. Shepard
Name: William B. Shepard Title: General Manager

By	/s/ Paul N. Travis
Name: Paul N. Travis Title: Vice President & Head of Corporate Finance

CONSENT TO EXTENSION REQUEST

December 4, 2012

Alcoa Inc.

390 Park Avenue

New York, New York 10022-4608

Attention: Vice President & Treasurer

Citibank, N.A.

1615 Brett Road, Building #3

New Castle, Delaware 19720

Attention: Bank Loans Syndication Department

Reference is made to the Credit Agreement, dated as of July 25, 2011 (as amended or otherwise modified from time to time, the “Credit Agreement”), by and among Alcoa Inc., as Borrower, Citibank N.A., as administrative agent and the other parties party thereto. The terms defined in the Credit Agreement are used herein as therein defined.

Reference is made to the Extension Request dated November 28, 2012 from Alcoa to the Administrative Agent (the “Extension Request”). We have reviewed the Extension Request and we hereby consent and agree to (i) the extension of the Initial Scheduled Maturity Date to July 25, 2017 and the waiver requested therein and (ii) the amendments requested in the fifth paragraph thereof.

Very truly yours, BANK HAPOALIM B.M.

By	/s/ James P. Surless
Name: James P. Surless Title: Vice President

By	/s/ Frederic S. Becker
Name: Frederic S. Becker Title: Senior Vice President